UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Date of Report (Date of earliest event reported): June 7, 2011

Wisconsin	1-1373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(262) 636-1200
_____________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 2.02	Results of Operations and Financial Condition

On June 7, 2011, Modine Manufacturing Company (the “Company”) issued a press release announcing the results of operations and financial condition for the fourth quarter ended March 31, 2011.

During a conference call scheduled to be held at 9:30 a.m. EDT on June 7, 2011, the Company’s President and Chief Executive Officer, Thomas A. Burke, Vice President, Finance, Chief Financial Officer and Treasurer, Michael B. Lucareli, and Vice President, Investor Relations and Corporate Controller, Robert R. Kampstra, will discuss the Company’s results for the fourth quarter ended March 31, 2011.

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company’s press release in connection with the announcement. The information in this Item 2.02, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being furnished herewith:

99.1	Press Release dated June 7, 2011 announcing the results of operations and financial condition for the fourth quarter ended March 31, 2011.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ Thomas A. Burke
Thomas A. Burke
President and Chief Executive Officer

Date: June 7, 2011

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press Release dated June 7, 2011 announcing the results of operations and financial condition for the fourth quarter ended March 31, 2011.